Trade receivables	12 Months Ended
Dec. 31, 2017
Trade receivables.
Trade receivables

7. Trade receivables

Credit terms provided to customers are determined individually and are dependent on already existing customer relationships and the customer’s payment history. The aging of trade receivables was as follows at each reporting date:

AGING STRUCTURE OF TRADE RECEIVABLES

	December 31,
	2017	2016
	(€ in thousands)
Not due at the end of the reporting period	1,560	2,812
Amount past due for the following time ranges
Less than 3 months	2,998	946
Between 3 and 6 months	363	180
Between 6 and 9 months	68	151
Between 9 and 12 months	70	12
More than 12 months	34	32
Total	5,093	4,133

The change in the allowance for doubtful accounts was as follows:

Change in the allowance for doubtful accounts

	Year Ended December 31,
	2017	2016
	(€ in thousands)
Balance at beginning of period	336	57
Provisions	237	367
Write-offs	(58)	--
Release to income	(33)	(88)
Balance at end of period	482	336